                                                                    Exhibit 10.4

                                FORM OF WARRANT

THE WARRANT REPRESENTED BY THIS CERTIFICATE AND THE SHARES OF COMMON STOCK WHICH MAY BE ACQUIRED UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH WARRANT OR SHARES OF COMMON STOCK ISSUABLE PURSUANT TO THIS WARRANT, UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS OR AN APPLICABLE EXEMPTION FROM SUCH REGISTRATION.

THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT MAY NOT BE SOLD, PLEDGED, HYPOTHECATED, ASSIGNED OR TRANSFERRED OR OTHERWISE DISPOSED OF UNTIL ONE YEAR FROM THE DATE HEREOF.


Warrant No. IFG-1             Right to purchase up to 50,000 Shares of Common
                              Stock (subject to adjustment as described herein) of Voxware, Inc.


                                 VOXWARE, INC.

                              WARRANT CERTIFICATE

                             Issued August 15, 2000

                  Exercisable on or before 5:00 P.M., New York
                                August 15, 2003

     1. Grant. THIS WARRANT CERTIFICATE CERTIFIES THAT for value received, INSTITUTIONAL FINANCE GROUP, INC., a Georgia corporation, with principal executive offices at 9755 Dogwood Road, Suite 210, North Atlanta, Georgia 30075, is the registered holder ("Holder") of this warrant (the "Warrant") to purchase up to a total of Fifty Thousand (50,000) fully paid and non-assessable shares of common stock ("Common Stock"), par value $.001 per share (each a "Share" and collectively "Shares"), of VOXWARE, INC., a Delaware corporation (the "Company"), at any time from the date hereof until, subject to Section 3 hereof, 5:00 P.M. New York time on August 15, 2003 (the "Expiration Date"), at the Exercise Price (as defined in Section 2 below), upon surrender of this Warrant Certificate and payment of the Exercise Price at the offices or agency of the Company, but subject to the conditions set forth herein. No Warrant may be exercised after 5:00 P.M. New York time, on the Expiration Date, at which time the Warrant evidenced hereby, unless exercised prior thereto, shall become void.

                                       1
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     The Warrant evidenced by this Warrant Certificate is issued pursuant to that certain Agreement, dated March 21, 2000, by and among the Company and Holder, whereby, among other things, the Company agreed to sell, and Holder agreed to purchase, this Warrant, as a finder's fee in connection with a private placement completed as of August 15, 2000.

     2. Exercise Price. The exercise price of the Warrant shall be $3.4375 per share of Common Stock (the "Exercise Price"), payable in U.S. dollars, subject to adjustment as set forth herein.

     3. Method of Exercise. (a) Subject to the terms and conditions hereof, the Warrant is exercisable in whole or in part, on one or more occasions, as follows:

          (i) upon surrender of this Warrant Certificate (with the annexed Notice of Exercise at the end hereof duly executed), together with payment of the Exercise Price for the Shares purchased by certified check or money order payable to the order of the Company, to the Company at its offices (or such other place as may be the Company's principal offices from time to time) as set forth in the Notice of Exercise attached hereto, or at such other place as is designated in writing by the Company, and subject to satisfaction of the terms and conditions hereof, Holder shall be entitled to receive a certificate or certificates for the Shares so purchased; or

          (ii) upon surrender of this Warrant Certificate (with the annexed Notice of Cashless Exercise at the end hereof duly executed) to the Company at its offices (or such other place as may be the Company's offices from time to time) as set forth in the Notice of Cashless Exercise attached hereto, or at such other place as is designated in writing by the Company, in which event the Company shall issue to Holder the number of Shares determined as follows:

               X = Y (A-B)/A
     where:
               X = the number of Shares to be issued to Holder.

               Y = the number of Shares with respect to which this Warrant is being exercised.

               A = the last reported sale price of the Common Stock on the Nasdaq National Market (or if no longer traded on the Nasdaq National Market at the relevant time, then the securities exchange which is the principal trading market for such Shares at the relevant time), as of the day immediately prior to the date of exercise.

               B = the Exercise Price (as indicated in Section 2 hereof).

     (b) The rights represented hereby are exercisable at the option of Holder, in whole or in part (but not as to fractional Shares), subject to the terms of this Warrant Certificate. In the case of the purchase of less than all the Shares purchasable hereunder the Company shall cancel this Warrant Certificate upon the surrender hereof and shall execute and deliver a new Warrant

                                       2
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Certificate of like tenor for the balance of the Shares purchasable hereunder.
The Company may deem and treat the registered holder(s) hereof as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, and of any distribution to the holder(s) hereof, and for all other purposes, and the Company shall not be affected by any notice to the contrary.

     4. Issuance of Certificates. (a) Upon the exercise of the Warrant in accordance with the provisions hereof, certificates for Shares issuable upon exercise of the Warrant shall be issued forthwith and in any event within seven
(7) business days thereafter. Holder shall be deemed for all purposes to become the legal holder of the Shares issuable upon such exercise when all conditions to exercise (as specified in Section 3 above) are satisfied, without regard to any delay thereafter in the issuance and delivery of the certificates representing such Shares.

          (b) Certificates for the Shares will be issued without charge (including, without limitation, any tax which may be payable in respect of the issuance thereof) to Holder and such certificates shall be issued in the name of, or in such names as may be directed by, Holder. The Company shall not be required to pay any tax which may be payable in respect of any transfer of the Warrant involved in the issuance and delivery of any such certificates in the name other than that of Holder and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

     5. Adjustments of Number of Shares. The number of Shares purchasable upon exercise of the Warrant shall be subject to adjustment from time-to-time as follows:

          (a) Subdivisions, Combinations and Other Issuances.   If the Company
              ----------------------------------------------
shall at any time prior to the expiration of this Warrant subdivide its Common Stock, by split-up or otherwise, or combine its Common Stock, or issue additional shares of its Common Stock as a dividend with respect to any shares of its Common Stock, the number of Shares issuable on the exercise of this Warrant shall forthwith be proportionately increased in the case of a subdivision or stock dividend, or proportionately decreased in the case of a combination. Appropriate adjustments shall also be made to the purchase price payable per Share, but the aggregate purchase price payable for the total number of Shares purchasable under this Warrant (as adjusted) shall remain the same. Any adjustment under this Section 5(a) shall become effective at the close of business on the date the subdivision or combination becomes effective, or as of the record date of such dividend, or in the event that no record date is fixed, upon the making of such dividend.

          (b) Reclassification, Reorganization and Consolidation.  In case of
              --------------------------------------------------
any reclassification, capital reorganization, or change in the Common Stock of the Company (other than as a result of a subdivision, combination, or stock dividend provided for in Section 5(a) above), then, as a condition of such reclassification, reorganization, or change, lawful provision shall be made, and duly executed documents evidencing the same from the Company or its successor shall be delivered to Holder, so that Holder shall have the right at any time prior to the expiration of this Warrant to purchase, at a total price equal to that payable upon the exercise of

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

this Warrant, the kind and amount of shares of stock and other securities and property receivable in connection with such reclassification, reorganization, or change by a holder of the same number of shares of Common Stock as were purchasable by Holder immediately prior to such reclassification, reorganization, or change. In any such case appropriate provisions shall be made with respect to the rights and interest of Holder so that the provisions hereof shall thereafter be applicable with respect to any shares of stock or other securities and property deliverable upon exercise hereof, and appropriate adjustments shall be made to the purchase price per share payable hereunder, provided the aggregate purchase price shall remain the same.

          (c) Notice of Adjustment.  Whenever there shall be an adjustment
              --------------------
pursuant to this Section 5, or a transaction or proposed transaction that would result in an adjustment pursuant to this Section 5, the Company shall cause written notice thereof to be sent to Holder, accompanied by a certificate, signed by an officer of the Company, setting forth a brief statement of the facts requiring such adjustment or a brief description of the transaction that would require such adjustment, the number of shares of Common Stock or other securities purchasable upon the exercise hereof after giving effect to such adjustment, and the method by which the adjustment was calculated. Such written notice shall be given at least fifteen (15) days in advance of (a) any record date for determining shareholders entitled to receive notice of and to vote with respect to any proposed transaction or other adjustment event and (b) the effective date of any proposed transaction or other adjustment event.

          (d) No Change in Purchase Price; No Change of Warrant.  Unless
              -------------------------------------------------
otherwise indicated, none of the events specified in this Section 5 shall give rise to an adjustment in the purchase price specified in the opening paragraph herein. The form of this Warrant Certificate need not be changed because of any adjustment in number and kind of shares of Common Stock purchasable hereunder pursuant to this Section 5. Any Warrant issued after any such adjustment upon any partial exercise or upon replacement or transfer may continue to express the same terms as are stated in this Warrant Certificate as initially issued, and the number and kind of shares of Common Stock purchasable hereunder shall be considered to have been so changed as to the close of business on the date or dates of adjustment.

     6. Replacement of Warrant Certificate. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant Certificate and, in the case of any such loss, theft or destruction of any Warrant Certificate, upon delivery of a contractual agreement of indemnity reasonably satisfactory to the Company, or, in the case of any such mutilation, upon surrender and cancellation of this Warrant Certificate at the principal office of the Company, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant Certificate of like tenor.

     7. Elimination of Fractional Interests. The Company shall not be required to issue certificates representing fractions of shares of Common Stock on the exercise of the Warrant, nor shall it be required to pay cash in lieu of fractional interests, it being the intent of all the parties that all fractional interests shall be eliminated by rounding any fraction equal to or greater than one-half up to the nearest whole number of shares of Common Stock and by rounding any fraction less than one-half down to the nearest whole number of shares of Common Stock.

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     8.   Reservation of Common Stock.  The Company shall at all times reserve and keep available out of its authorized shares of Common Stock, solely for the purpose of issuance upon the exercise of the Warrant such number of shares of Common Stock as shall be issuable upon the exercise thereof. The Company covenants and agrees that, upon exercise of the Warrant and payment of the Exercise Price therefor, all shares of Common Stock issuable upon such exercise shall be duly and validly issued, fully paid and non-assessable.

     9. Dividends. If the Company declares any cash dividend on the Common Stock (a "Common Dividend"), to the extent that Holder holds this Warrant on the record date for such Common Dividend, Holder shall be entitled to receive an amount of cash, when, as and if the Common Dividend is paid to the holders of the Common Stock, equal to: (i) the number of shares of Common Stock into which the Warrant is exercisable on the record date declared for such Common Dividend, multiplied by (ii) the amount of cash paid per share of Common Stock as part of
-------------
such Common Dividend.

     10.  No Rights as Stockholder.   Except as specified in Sections 5(c) and 9
above, nothing contained in this Warrant shall be construed as conferring upon Holder the right to vote or to consent or to receive notice as a stockholder in respect of any meetings of stockholders for the election of directors or any other matter, or as having any rights whatsoever as a stockholder of the Company; provided, that Holder shall be entitled to such rights immediately upon satisfaction of all conditions to exercise of this Warrant (as specified in Section 3 above).

     11. Transfers of Warrant. Neither this Warrant nor any rights of Holder may be transferred or assigned, in whole or in part, except with the prior written consent of the Company and satisfaction of all conditions to exercise of this Warrant (as specified in Section 3 above).

     12. Piggy-Back Registration. At any time after August 15, 2001, if the Company proposes to file with the Securities and Exchange Commission a registration statement relating to an offering for its own account or the account of others (if and to the extent permitted by any agreement with such other parties) under the Securities Act of 1933, as amended, of any of its equity securities (other than on Form S-4 or Form S-8 or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans), then the Company shall send to Holder written notice of such determination and, if within fifteen
(15) days after the date of such notice, the Holder shall so request in writing, the Company will use its reasonable best efforts to include in such registration statement all or any part of the Shares such Holder requests to be registered, except that if, in connection with any underwritten public offering for the account of the Company the managing underwriter(s) thereof shall impose a limitation on the number of shares of Common Stock which may be included in the registration statement because, in such underwriter(s)' judgment, marketing or other factors dictate such limitation is necessary to facilitate public distribution, then the Company shall be obligated to include in such registration statement only such limited portion of the Shares with respect to which the Holder has requested inclusion hereunder as the underwriter shall permit. If an offering in connection with which Holder is entitled to registration under this Section 12 is an underwritten offering, then Holder shall, unless otherwise agreed by the Company, offer and sell such Shares in an underwritten offering using the same underwriter or underwriters and, subject to the provisions of this Agreement, on the same terms and conditions as other shares of Common Stock included in such underwritten offering.

     13. Successors and Assigns. Subject to Section 11 hereof, the terms and provisions of this Warrant shall inure to the benefit of, and be binding upon, the Company and Holder and their respective successors and assigns.

     14.  Amendments and Waivers.   Any term of this Warrant may be amended and
the observance of any term of this Warrant may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and Holder.

     15. Assumption of Warrant. If at any time, while this Warrant, or any portion thereof, is outstanding and unexpired there shall be (i) the acquisition of the Company by another entity by means of any transaction or series of related transactions (including, without limitation, any reorganization, merger or consolidation) that results in the transfer of fifty percent (50%) or more of the outstanding voting power of the Company or (ii) a sale of all or substantially all of the assets of the Company, then, as a part of such acquisition, sale or transfer, lawful provision shall be made so that Holder shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the Exercise Price then in effect, the number of shares of stock or other securities or property of the successor corporation resulting from such acquisition, sale or transfer which a holder of the shares deliverable upon exercise of this Warrant would have been entitled to receive in such acquisition, sale or transfer if this Warrant had been exercised immediately before such acquisition, sale or transfer, all subject to further adjustment as provided in this Section 15; and, in any such case, appropriate adjustment (as determined by the Company's Board of Directors) shall be made in the application of the provisions herein set forth with respect to the rights and interests thereafter of Holder to the end that the provisions set forth herein (including provisions with respect to changes in and other adjustments of the number of Shares which Holder is entitled to purchase) shall thereafter be applicable, as nearly as possible, in relation to any shares of Common Stock or other securities or other property thereafter deliverable upon the exercise of this Warrant; provided, however, that any successor corporation
                              --------
shall not be obligated to assume any obligations hereunder.

     16. Notices. All notices required or permitted hereunder shall be in writing and shall be sufficiently given if: hand delivered (in which case the notice shall be effective upon delivery); telecopied, provided that in such
                                                       --------
case a copy of such notice shall be concurrently sent by registered or certified mail, return receipt requested, postage prepaid (in which case the notice shall be effective two days following dispatch); delivered by Express Mail, FedEx or other nationally recognized overnight courier service (in which case the notice shall be effective one business day following dispatch); or delivered or mailed by registered or certified mail, return receipt requested, postage prepaid (in which case the notice shall be effective three days following dispatch), to the parties at the following addresses and/or telecopier numbers, or to such other address or number as a party shall specify by written notice to the others.

                                       6
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     If to Holder:
     -------------
     Institutional Finance Group, Inc.
     9755 Dogwood Road
     Suite 210
     North Atlanta, Georgia 30075

     If to the Company:
     ------------------

     Voxware, Inc.
     P.O. Box 5363
     Princeton, N.J. 08543-5363
     Attention: President

     17. Termination. The rights and benefits evidenced by this Warrant Certificate shall terminate and expire at 5:00 p.m. New York time on August 15, 2003 or on any earlier date when this Warrant has been exercised.

     18. Governing Law. This Warrant Certificate shall be deemed to be a contract made under the laws of the State of New York and for all purposes shall be construed in accordance with its laws without giving effect to the rules governing the conflicts of laws.

     19. Headings. The Article and Section headings in this Warrant Certificate are inserted for purposes of convenience only and shall have no substantive effect.


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     IN WITNESS WHEREOF, Voxware, Inc. has caused this Warrant to be duly executed as of the day and year first above written.


                                              VOXWARE, INC.


                                              By:
                                                 -------------------------
                                                 Bathsheba J. Malsheen
                                                 President and Chief Executive
                                                 Officer

                                       8
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                               NOTICE OF EXERCISE
                               ------------------


To:   Voxware, Inc.
      P.O. Box 5363
      Princeton, New Jersey 08543-5363

          The undersigned hereby elects to purchase                shares of
                                                    --------------
Common Stock of Voxware, Inc. pursuant to the terms of the attached Warrant and payment of the Exercise Price per share required under such Warrant accompanies this notice.

          The undersigned hereby represents and warrants that the undersigned is acquiring such shares for its own account for investment purposes only, and not for resale or with a view to distribution of such shares or any part thereof.

                              WARRANTHOLDER:

                              ------------------------------------------
                              By:
                                 ---------------------------------------
                                  [NAME]

                     Address:
                               ------------------------------------------

                               ------------------------------------------

Date:
     ------------------


Name in which shares should be registered:


-----------------------------------

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                          NOTICE OF CASHLESS EXERCISE
                          ---------------------------

To:   Voxware, Inc.
      P.O. Box 5363
      Princeton, New Jersey 08543-5363

          The undersigned hereby irrevocably elects to exchange its Warrant for
            Shares pursuant to the cashless exercise provisions of the within
-----------
the Warrant, as provided for in Section 3(a)(ii) of such Warrant, and requests that a certificate or certificates for such Shares be issued in the name of and delivered to:


                    ----------------------------------------


                    ----------------------------------------


                    ----------------------------------------

                    (Print Name, Address and Social Security or Tax Identification Number)

and, if such number of Shares shall not be all the Shares which the undersigned is entitled to purchase in accordance with the within Warrant, that a new Warrant for the balance of the Shares covered by the Warrant be registered in the name of, and delivered to, the undersigned at the address stated below.

      The undersigned represents that (i) it is entitled to exercise the Warrant for the number of shares indicated, and (ii) it is acquiring such Shares for its own account for investment and not with a view to or for sale in connection with any distribution thereof (subject, however, to any requirement of law that the disposition thereof shall at all times be within its control).

Dated:                              Name
      -------------------------
                                                              (Print)

Address:



                                                (Signature)

(Signature must conform in all respects to the name of the Holder as specified on the face of the Warrant)

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